Exhibit 99.1

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Women's Apparel Market

$79.7 Billion
U.S. Women's Apparel Market:
$88.9 Billion
in 2003
$4.7 Billion
$4.5 Billion
Retail
Catalog
Web
Source: NPD Group data for 2003

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Women's 35+ Apparel Market

Significant opportunity for Coldwater Creek to take market share

$39.5 Billion
U.S. Women's 35+ Apparel Market
$44.1 Billion
in 2003
$2.3 Billion
$2.2 Billion
Retail
Catalog
Web

Source: NPD Group data for 2003

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Women's 35+ Apparel Market

Significant opportunity for Coldwater Creek to take market share

$39.5 Billion
U.S. Women's 35+ Apparel Market
$44.1 Billion
in 2003
Coldwater Creek share: 0.4%
$2.3 Billion
Coldwater Creek share: 7.5%
$2.2 Billion
Coldwater Creek share: 6.7%
Retail
Catalog
Web

Source: NPD Group data for 2003

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Our Channel Mix

Retail
10%
Internet
25%
Catalog
65%
2000
Actual
8 Stores
Retail
38%
Catalog
34%
Internet
28%
2003
Actual
66 Stores
Retail
50%
Catalog
25%
Internet
25%
2004
Projected
115 Stores

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…Accounts for a Significant Portion of the Market

10%
8%
6%
4%
2%
0%
% of total female population in 2003
7%
6%
7%
7%
8%
8%
7%
6%
5%
4%
3%
Coldwater Creek Demographic
20–24
25–29
30–34
35–39
40–44
45–49
50–54
55–59
60–64
65–69
70–74
Age

Source: 2004 Projection—Population Projections Program

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Significant Store Rollout Potential

97
566
606
699
1013
Coldwater Creek
Christopher & Banks
Chico's
Ann Taylor
Talbot's

Source: Latest company SEC filings and company websites

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Integrated Tri-Channel Model

Coldwater Creek
..mmmmm
Coldwater Creek

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Expanding National Presence

Existing Stores
Remaining 2004 Store Openings

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Store expansion …

Full-line retail stores
2
8
27
41
66
115
1999
2000
2001
2002
2003
2004E

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… results in retail store sales growth

$ in millions
200
150
100
50
0
12.9
45.3
76.1
134.2
194.6
1999
2000
2001
2002
2003

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While margins have grown …

4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
0.5%
2.6%
4.0%
March 2, 2002
February 1, 2003
January 31, 2004

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…there remains significant margin opportunity

Peer group fiscal year 2003 operating margins
25%
20%
15%
10%
5%
0%
Mean: 12.3%
4.0%
21.2%
17.4%
11.9%
10.8%
10.8%
10.4%
4.0%
CWTR
CHS
CBK
GPS
ANN
LTD
TLB
JILL
Direct as % of total sales:
67%
3.2%
<5.0%
<5.0%
<5.0%
11.2%
15.2%
53.0%

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Catalog Channel

Coldwater Creek
SPIRIT
coldwatercreek.com
...mmmmm

275 new styles for fall
AUTUMN
Coldwater Creek
NORTHCOUNTRY

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Controlled Inventory Levels

$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
Inventory level
$66.1
$64.3
$59.7
$52.7
FY 2000
FY 2001
FY 2002
FY 2003

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Controlled Inventory Levels

$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
70
60
50
40
30
20
10
0
Store count
Inventory level
8
27
41
66
$66.1
$64.3
$59.7
$52.7
FY 2000
FY 2001
FY 2002
FY 2003

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[GRAPHIC]

[LOGO]

Forward-Looking Statement

This presentation includes, and our response to various questions may include, forward-looking statements about the Company’s revenues and earnings and about our future plans and objectives. Any such statements are subject to risks and uncertainties that could cause the actual results and the implementation of the Company’s plans and operations to vary materially. These risks are discussed in the Company’s filings with the S.E.C.

[GRAPHIC]

Company Overview

•	Established in 1984

•	$519 million in net sales in fiscal 2003

•	Significant market share in direct channels

•	Proprietary merchandise

•	2.6 million active customers

Experienced Senior Management Team

Name		Title	Years of Experience

•	Dennis Pence	Chairman & Chief Executive Officer	29

•	Georgia Shonk-Simmons	President & Chief Merchandising Officer	32

•	Daniel Griesemer	Executive VP of Retail	20

•	Mel Dick	Executive VP & Chief Financial Officer	30

Key Initiatives Since IPO in 1997

•	Transitioned from a catalog retailer to an integrated triple-channel retailer

•	Developed a profitable retail store model for national rollout

•	Assembled a management team with extensive retail experience

•	Focused our merchandise offering on key categories

•	Increased national brand awareness and market share

•	New York design studio

Women’s Apparel Market

More than 90% of all purchases are made in brick-and-mortar stores

U.S. Women’s Apparel Market: $88.9 Billion in 2003

[CHART]

Source: NPD Group data for 2003

Women’s 35+ Apparel Market

Significant opportunity for Coldwater Creek to take market share

U.S. Women’s 35+ Apparel Market $44.1 Billion in 2003

[CHART]

Source: NPD Group data for 2003

Women’s 35+ Apparel Market

Significant opportunity for Coldwater Creek to take market share

U.S. Women’s 35+ Apparel Market $44.1 Billion in 2003

[CHART]

Source: NPD Group data for 2003

Our Channel Mix

[CHART]	[CHART]	[CHART]

2000	2003	2004
Actual	Actual	Projected

8 Stores	66 Stores	115 Stores

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Merchandising Overview

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An Underserved Customer . . .

•	35 to 60 years of age

•	Median household income in excess of $75,000

•	Underserved in existing stores

• Mall-based retailers focus on younger customer

• Migrating away from department stores

. . . Accounts for a Significant Portion of the Market

More than 40% of the female population falls in our demographic

[CHART]

Source: 2004 Projection— Population Projections Program

[GRAPHIC]

Limited Peer Group

Limited number of specialty retailers serving our targeted customers:

•	Talbots

•	Chico’s

•	Ann Taylor

•	J. Jill

•	Christopher & Banks

Significant Store Rollout Potential

[CHART]

Source: Latest company SEC filings and company websites

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Strong Brand Equity

•	Differentiated brand with strong customer appeal

•	Unique, proprietary merchandise assortment

•	Exceptional customer service

•	Consistent representation of brand image across all channels

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Differentiated Merchandise

•	Colorful and unique proprietary designs that address different aspects of our customer’s lifestyle
• Casual weekend wear
• Soft career wear
• Special occasion
• Casual sport apparel

•	Current but not trendy

•	Buy now, wear now
• Seasonally appropriate
• Versatile year-round fabrics

Integrated Tri-Channel Model

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•	Consistent pricing

•	Integrated merchandise

•	Returns across any channel

•	Store locator on web

•	Web kiosks in stores

•	Merchandise assortment tailored specifically for retail stores

[GRAPHIC]

Retail Growth Opportunities

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Retail Store Channel

•	High-traffic locations

•	Unique environment

•	Focused assortment

•	97 full-line stores as of September 15, 2004

•	Opportunity to grow to 450 to 500 stores in 300 markets

Expanding National Presence

8 full-line stores at the end of fiscal 2000

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Expanding National Presence

27 full-line stores at the end of fiscal 2001

[GRAPHIC]

Expanding National Presence

41 full-line stores at the end of fiscal 2002

[GRAPHIC]

Expanding National Presence

66 full-line stores at the end of fiscal 2003

[GRAPHIC]

Expanding National Presence

115 full-line stores planned at the end of fiscal 2004

[GRAPHIC]

Store Economics

	5,500 sq. ft. model	3,500 sq. ft. model

Annual sales	$2.78 million	$2.1 million

Projected 4-wall contribution%	22.64%	27.80%

Net build-out	$341,000	$245,000

Inventory	$220,000	$154,000

Total investment	$561,000	$399,000

Projected payback (months)*	11	8

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Retail Management

Experienced retail and real estate team

• Store managers have an average of 11-years of experience as retail managers

• 24% of store managers have been district managers

Store expansion  .. . .

Full-line retail stores

[CHART]

. . .  results in retail store sales growth

$ in millions

[CHART]

While margins have grown  . . .

[CHART]

. . . there remains significant margin opportunity

Peer group fiscal year 2003 operating margins

[CHART]

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Catalog Channel

•	Catalog sales of $176 million in 2003
•	117.8 million catalogs printed in 2003
• Northcountry
Mid-price points
$120 average order
• Spirit
Mid to upper price points $180 average order
•	9.9 billion pages mailed
•	Promotes all three channels

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Internet Channel

•	Internet sales of $148 million in 2003

•	2.0 million e-mail addresses

•	Offers entire merchandise assortment

•	Represents more than 1/2 of our Direct sales

•	Cost-efficient clearance medium

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Superior Service

•	Unconditional return policy for all merchandise

•	Returns accepted in and from any channel

•	Information systems that provide easy access to customer information

•	Comprehensive training for all sales associates

•	Calls answered in less than eight seconds with 99% answer rate

•	Live chat feature on website

[GRAPHIC]

Fulfillment Service

•	Centrally located and expandable distribution center

•	1 to 3 day store replenishment

•	95% of in-stock orders shipped within 24 hours

•	80% of returns processed in 24 hours

[GRAPHIC]

Financial Highlights

Balance Sheet Summary in millions, except for store count

	Fiscal year end
	2001	2002	2003	Q2 04

Cash	$5.0	$26.6	$45.8	$88.6
Debt	—	—	—	—
Shareholders’ Equity	$94.9	$106.0	$119.8	$175.0

Inventory	$64.3	$59.7	$52.7	$57.4
Working capital	$26.7	$37.4	$50.7	$101.9
Full-line stores	27	41	66	89

Controlled Inventory Levels

[CHART]

Controlled Inventory Levels

[CHART]

Highlights of Fiscal Year Performance

$ in millions, except for per-share data

	2002	2003	FY 02 to FY 03

Sales	$501.5	$518.8	3.5%

Gross Margin	39.7%	39.1%	(60	)bps

SG&A Margin	37.1%	35.1%	(200	)bps

Operating Income	$13.0	$20.6	58.5%

Operating Margin	2.6%	4.0%	140	bps

Diluted EPS	$0.33	$0.51	54.5%

Highlights of Second Quarter Performance

$ in millions

	Three months ended
	Aug. 3, 2002 (Q2 02)	Aug. 2, 2003 (Q2 03)	Q2 02 to Q2 03 growth		July 31, 2004 (Q2 04)	Q2 03 to Q2 04 growth

Net Sales	$92.1	$96.7	4.9%		$111.2	15.1%

Gross Margin	38.4%	35.8%	(260	)bps	42.2%	640	bps

Operating (loss) Income	$(3.5)	$(2.1)	38.6%		$5.4	N/A

Operating Margin	-3.8%	-2.2%	160	bps	4.9%	710	bps

Diluted EPS	$(0.06)	$(0.04)	26.7%		$0.08	N/A

Highlights of First 6 Months Performance

$ in millions

	Six months ended
	Aug. 3, 2002 (1H)	Aug. 2, 2003 (1H)	1H 02 to 1H 03 growth		July 31, 2004 (1H)	1H 03 to 1H 04 growth

Net Sales	$198.4	$211.9	6.8%		$235.7	11.2%

Gross Margin	40.5%	37.7%	(280	)bps	43.0%	530	bps

Operating (loss) Income	$(1.1)	$0.9	N/A		$14.4	1,471.8%

Operating Margin	-0.5%	0.4%	90	bps	6.1%	570	bps

Diluted EPS	$(0.02)	$0.01	N/A		$0.23	2,200.0%

Investment Summary

•	Target a highly desirable, underserved customer

•	Established brand equity with consistent image

•	Highly successful merchandising strategy

•	Significant store growth potential

•	Top-line growth and operating margin opportunity to support continued earnings growth

•	Execute with an experienced management team

[GRAPHIC]

Thank You